Exhibit 23.2


                       CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in Post-Effective Amendment No. 1 to this Registration Statement on Form S-3 of our reports dated March 27, 2001, relating to the consolidated financial statements and financial statement schedule, which appear in the LifeMinders, Inc.'s Annual Report on Form 10-K/A for the year ended December 31, 2000. We also consent to the reference to us under the heading "Experts" in such Registration Statement.


                                          PRICEWATERHOUSECOOPERS LLP


                                          /s/ PricewaterhouseCoopers LLP
                                          ------------------------------

McLean, Virginia
November 26, 2001